IDEX Mutual Funds
IDEX Salomon All Cap

Supplement dated May 3, 2002 to Prospectus dated March 1, 2002



The following paragraphs follow the first two paragraphs under the heading "IDEX Salomon All Cap" on page 85.

John G. Goode, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup
Inc. or its predecessor firms since 1969, and has 32 years of securities business experience.

Peter J. Hable, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup
Inc. or its predecessor firms since 1983, and has 18 years of securities business experience.














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